UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2021

Creative Medical Technology Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53500	87-0622284
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

211 E Osborn Road, Phoenix, AZ 85012

(Address of principal executive offices)

(833) 336-7636

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 11, 2021, Creative Medical Technology Holdings, Inc. (the “Company”) completed the sale of 15% Original Issue Discount Senior Notes (“Notes”) to a group of institutional investors (the “Purchasers”), pursuant to a Securities Purchase Agreement between the Company and the Purchasers dated as of August 9, 2021(the “Purchase Agreement”). The transaction was effected pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended and Rule 506(b) promulgated thereunder.

Pursuant to the Purchase Agreement, for an aggregate purchase price of $3,787,750, the Purchasers purchased Notes in the aggregate principal amount of $4,456,176. Each Note matures on February 11, 2022, subject to the Company’s requirement to redeem the Notes prior to such date with the net proceeds of any future offering of the Company’s securities. The Notes do not bear interest other than upon an event of default, and are not convertible into the Company’s common stock. In addition, the Notes are subject to covenants, events of defaults and other terms and conditions customary in transactions of this nature.

Pursuant to the Purchase Agreement, the Company also issued to the Purchasers five-year warrants (“Warrants”) to purchase an aggregate of 157,184,354 shares of the Company’s common stock at an initial exercise price of $0.02835 per share, subject to anti-dilution adjustment in the event of future sales of equity by the Company below the then exercise price, stock dividends, stock splits and other specified events.

Roth Capital Partners (“Roth”), acted as sole placement agent for the offering. Pursuant to terms of an engagement letter with Roth, the Company paid Roth a placement agent fee in the amount $312,750. The Company also issued Roth a warrant to purchase 10,094,408 shares of common stock with the same terms as the Warrants issued to the Purchasers.

The information set forth above is qualified in its entirety by reference to the actual terms of the Purchase Agreement, the Notes and the Warrants, which are attached hereto as Exhibits 10.1, 4.1 and 4.2, respectively, and which are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 4.1	Form of 15% Original Issue Discount Senior Note Due February 11, 2022

Exhibit 4.2	Form of Common Stock Purchase Warrant issued under Securities Purchase Agreement dated as of August 9, 2021 between Creative Medical Technology Holdings, Inc. and the purchasers named therein

Exhibit 10.1	Securities Purchase Agreement dated as of August 9, 2021 between Creative Medical Technology Holdings, Inc. and the purchasers named therein

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Creative Medical Technology Holdings, Inc.

Date: August 12, 2021	By:	/s/ Timothy Warbington
Timothy Warbington, Chief Executive Officer

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